UNITED STATES
                                           SECURITIES AND EXCHANGE COMMISSION
                                                  Washington, DC 20549


                                                        FORM 8-K


                                                CURRENT REPORT Pursuant
                                             to Section 13 or 15(d) of the
                                            Securities Exchange Act of 1934


     Date of report (Date of earliest event reported)  January 10, 2005
                                                       ----------------

                            GP Strategies Corporation
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             (Exact Name of Registrant as Specified in Its Charter)

                                    Delaware
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                 (State or Other Jurisdiction of Incorporation)

            1-7234                                         13-1926739
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   (Commission File Number)                    (IRS Employer Identification No.)


         777 Westchester Avenue, White Plains, NY                         10604
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         (Address of Principal Executive Offices)                     (Zip Code)

                                 (914) 249-9700
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              (Registrant's Telephone Number, Including Area Code)


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          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 8.01         Other Events.
                  ------------

On January 10, 2005 GP Strategies Corporation issued press releases announcing that its wholly owned subsidiary, General Physics Corporation, received $18.4 million from Electronic Data Systems in payment of the previously announced arbitration award relating to General Physics' 1998 acquisition of Learning Technologies. A copy of the press release is filed as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference.


Item 9.01         Financial Statements and Exhibits.

     (c) Exhibits.

         99.1  Press release of GP Strategies Corporation dated January 10, 2005

                                                       SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       GP STRATEGIES CORPORATION



Date: January 10, 2005                Scott N. Greenberg
                                      President and Chief Financial Officer

                                      EXHIBIT INDEX

Exhibit No.                             Description

99.1     Press release of GP Strategies Corporation dated January 10, 2005.